UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2023

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously announced, on March 31, 2023, Cyclerion Therapeutics, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with Peter M. Hecht, Ph.D., the Company’s Chief Executive Officer and a member of the Board, for him to make an equity investment in the Company of $5,000,000 in cash for shares of common stock (“Common Stock”) and nonvoting Series A convertible preferred stock (“Series A Preferred Stock”) of the Company at a price of $8.68 per share (after giving effect to the 1-for-20 reverse stock split the Company implemented on May 15, 2023). On May 19, 2023, the transactions contemplated by the Purchase Agreement were consummated, and the Company issued to Dr. Hecht 225,000 shares of Common Stock and 351,037 shares of Series A Preferred Stock. The Series A Preferred Stock may be converted to Common Stock on a one-for-one basis at the option of the holder thereof. Dr. Hecht has agreed not to convert his Series A Preferred Stock to the extent such conversion would require shareholder approval pursuant to Nasdaq listing rules and such shareholder approval has not been obtained.

The Company relied upon the exemptions from registration afforded by Regulation D under, and Section 4(a)(2) of, the Securities Act of 1933, as amended (the “Securities Act”), as transactions not involving any public offering. The Company intends to file a Form D in accordance with the requirements of Regulation D in connection with the above issuance of shares to Dr. Hecht.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

On May 19, 2023, the Company filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts Articles of Amendment (the “Articles of Amendment”) to the Company’s Restated Articles of Organization, as amended, designating shares of the Series A Preferred Stock. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Organization of the Company, as amended.

104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: May 25, 2023	By:	/s/ Anjeza Gjino
		Name:	Anjeza Gjino
		Title:	Chief Financial Officer

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